UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant        ☒

Filed by a Party other than the Registrant        ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

SUMMER INFANT, INC
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [Fee table to come]

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FAQs – Kids2 Acquisition of Summer Infant

1.	Why is Kids2 acquiring Summer Infant?

●	Kids2 Group is in growth mode, and the acquisition of Summer Infant by Kids2 will propel that growth.
●	Over the last several years, we have expanded and established Kids2 Group that includes our core business and other complementary entities to include content, media, a factory and investments in other parent start-ups.
●	As we learn more about Summer Infant, you will learn more about Kids2 Group and our growing footprint.
●	We recently rolled out our 10x10 vision—to grow by 10% year over year for the next 10 years to a $1B enterprise.
●	We have four key pillars (Grow China, Accelerate Ecommerce, Launch Premier Retail Group, Maximize the core) that drive the next three years growth.
●	One of the driving forces behind our long-term vision and growth is strategic acquisitions and partnerships.
●	We look for partners who share similar values and mission of creating tiny wins and brighter futures for all families everywhere.
●	Given Summer Infant’s complementary categories and brand recognition, we see a great opportunity to build upon what currently exists and bring Summer and Kids2 together (in the future) to offer greater solutions to our retail customers as well as consumers.
●	Together, we’ll be able to better leverage our individual strengthens and partnerships to grow stronger collectively.

2.	What is Kids2 Group vs Kids2?

●	Kids2 is what you know of it today…the designer and manufacturer of juvenile products through our three key consumer brands: Ingenuity, Bright Starts and Baby Einstein.
●	Kids2 Group is the growing enterprise to include a media company, factory in China (called Winvention), content for parents through a digital destination, partnership programs with other companies and parent-preneurs
●	Summer Infant will fall under the Kids2 group as a separate entity until we merge Kids2 and Summer Infant.

3.	Why should we be excited about Kids2 (our strategic advantages)?

●	We are growing! Not just with the acquisition of Summer Infant but we continue to grow organically. Last year, Kids2 experienced 12% revenue growth.
●	Kids2 is a stable business with trustworthy leadership and a strong culture. We are fast moving and entrepreneurial, supported by financial stability, and consistent leadership.
●	Kids2 has a clear purpose of creating tiny wins and bright futures and everything we do stems from this.
●	We have a strong culture and fundamentals that drive how we work together, and our people are smart, caring team members.
●	We have many established partnerships in Asia and strong vertical manufacturing.
●	We have a strong global presence with great brand recognition and category strength.

4.	What does this mean for us (Summer Infant employees) upon closing?

●	Right now, in the near future, from a business perspective nothing changes.
●	You will continue running your business the way you are now, with a focus on hitting your financial plan and budget.
●	Summer will run as a separate business under Kids2 Group, and we do not anticipate any major changes in 2022.
●	You will be a Summer Infant employee, but now under the Kids2 Group umbrella.
●	There are no current planned organizational changes and you will have the same reporting structure.
●	Your leaders will be part of the Kids2 leadership team and report into the Kids2 executive leadership team members.
●	What it does mean is you will have more resources to grow your business larger and wider.
●	Over the next several months, we are going to do a lot of listening and learning and hearing from you.
●	We will be here to support you and your business.
●	It’s too early to tell if and when anything will change, but we are a very transparent organization that communicates in real time, and we are committed to providing real-time updates as we move forward.
●	You can expect constant, real in real-time communications from Ryan and the entire Kids2 executive leadership team

5.	What happens to our current CEO and CFO?

●	They will stay with Summer through the closing.
●	After close, those folks that reported into the CEO and CFO will have a direct reporting relationship to one of the Kids2 leadership team members.

6.	Do you plan to have anyone up in our Rhode Island headquarters before close?

●	Yes, we will have 1-2 leaders each week in the Summer headquarters to both answer questions and learn from the team.

7.	Will you be offering volunteer severance packages or early retirement packages as part of this integration?

●	Our current plan is to retain the Summer employees to continue to drive the business.

8.	Will we be called Kids2 or a new name?

●	The company will remain Summer Brands for now and will eventually migrate under Kids2. We do not know exactly what that will look like and what Summer branding remains. This will be worked through with both the Kids2 and Summer teams over the next several months.

9.	What does this mean for our brands and products?

●	We plan to spend the next couple of months understanding the brands and products and which will continue to stand alone, be folded in or bolted on to a Kids2 brand and/or exit a category.
●	We do not have that roadmap right now as we are just beginning to learn.
●	As we know, we will remain transparent and communicate in real-time.

10.	When will the transaction close?

●	The transaction is expected to close in the second quarter of 2022.

11.	How long will the integration take?

●	We are not going to rush anything. The integration will happen in the next 6-12 months, and we plan to be more integrated in 2023.
●	As we better understand, we will build a plan together of how and when we will further integrate—taking advantage of your strengths and identifying opportunities for both Summer and Kids2…individually and soon after collectively as one.

12.	How will our customers and partners be notified?

●	We have a communication going out to all Kids2 and Summer Infant customers and partners later today.
●	We are working with the Kids2 and Summer Infant leadership teams to directly contact via email or phone key customers and partners so they are aware.
●	We will build further communications as we approach the close date and as we jointly make any changes to current business.

13.	What do we say if a consumer or customer calls after hearing the news?

●	For customers and partners, you can confirm that a deal has been announced and the companies are working jointly toward a close date and finalization of the deal.
●	You may also reference the press release included as well.
●	We are working directly with both the Kids2 and Summer Infant Consumer Services teams with messaging for consumers.
●	For any media or investor calls, direct them to Summer Infant’s Investor Relations contact, Chris Witty at 646-438-9385.

14.	What are the short-term calendar implications vs. Summer Infant trying to focus on the day-to-day business requirements?

●	In the short-term, nothing changes, and we hope that you will continue to focus on your day-to-day activities and business requirements.
●	Our hope is that there is no major business disruption to Summer Infant.
●	We will want to spend time with you talking, listening and learning your business and soon brainstorming on our integration.

15.	When we do integrate, does that mean our functions get folded into Kids2 functions or eliminated?

●	We do not know that yet as we will not make any premature decisions before having a full understanding of how you work.
●	While we anticipate there might be some redundancies and overlap, we are also well aware that there are many opportunities with this team.
●	Importantly, we will both allow and encourage expansion opportunities for Summer employees into Kids2 business, if the opportunity makes sense for the business and individual.
●	As we learn, we will have a better idea of what this will look like when we do integrate.
●	As with everything else, we’ll be transparent as we know more and plans start to come together and get executed.

16.	Who do I report to now?

●	Reporting structures will not change for now. You will continue to report through to your current executive and your teams will stay the same.
●	Your current role and responsibilities will stay the same for now. If or as these change, we will communicate directly with you.
●	Upon closing, The Summer leadership will report into the Kids2 executive leadership team as we move forward, and we will share that with you as soon as we finalize that.

17.	How does this change my current compensation, benefits and bonus?

●	Your compensation, benefits, PTO and bonus structure will be the same for 2022 and we will begin to migrate both Kids2 and Summer into one program in 2023.
●	You will continue to be paid the same way for now and will slowly transfer over to the Kids2 payment processing.
●	As we get closer to a changeover, we will communicate all the details you will need for a smooth transition.

18.	What is Kids2’s plan for the Summer Infant offices in Rhode Island and Hong Kong, The United Kingdom, and the California warehouse?

●	The offices and employees in these offices will remain.
●	We are excited about leveraging the Summer Rhode Island office and California warehouse and the global teams and have no immediate plans to stop any of the operations in these areas.
●	We need to listen, learn and hear from you first.
●	If or as things change, we are committed to communication with you in real-time.

19.	Will I have to move to Atlanta?

●	There are no plans to relocate the current team.
●	There may be opportunity for you to move to Atlanta and work from the Atlanta office if this is something you’re interested in and makes sense for the business.

20.	Do we get to maintain our current work schedule with flexible Fridays?

●	Kids2 maintains a hybrid working environment with flexible hours and time in the office. Our offices globally have environments that suit their markets best and follow local government guidelines.
●	You will continue to have your set schedules, including ½ day Fridays.
●	As we begin to integrate, Summer Infant will begin to migrate to Kids2 current flexible working environment, with a Rhode Island lens that makes sense for the local office—aligned with how we manage it today at Kids2.

21.	Who are the Kids2 Executive Leadership Team members?

●	We have included the Kids2 ELT team, bios and contact information.

22.	Who are the key point people from Kids2?

●	Steve Capitani – Sales, Forecasting, Ecommerce, and Forecast Operations
●	Jeff Cornelison - Product Development, Product Marketing, Procurement, and Asia Ops
●	Tara King – Communications and Culture
●	Matt Smith – Legal, Regulatory, Compliance (Mark Mintman – Finance and Accounting Controls
●	John Sikes – Operations and vendor mgmt.
●	Kristin Crossman – Human Resources
●	Karen Neblett - Ryan’s Chief of Staff, Kids2 Group Partners
●	Ambassadors for K2 and SI (TBD) – a group of peer advisors on both Summer Infant and Kids2 teams.

23.	What is it like to work for Kids2? What is the culture like at Kids2? What does that mean for our culture?

●	At the Kids2 foundation is a very clear purpose of tiny wins and bright futures and we strive to do everything through that lens.
●	We also have a very strong culture that is supported and cultivated from the top and grounded in our core values and Fundamentals. You’ll receive the Kids2 “little red book” that lays these out long with our story and strategy.
●	As we begin to integrate, we will talk with you more about these and work to unite Summer Infant’s and Kids2 cultures together.
●	Much as we do with our regional/in market offices, we will create a global culture with important pieces of the Summer Infant culture infused in.

24.	Who are the individuals that make up the Kids2 Board of Directors and other advisors?

●	We are a privately held company, with one equity holder/ owner (Ryan Gunnigle). We have two outside board members for Kids2 and advisors for our MFE factory, all of whom are valued partners and guides to the CEO and our global business.
●	The members are:

o	Todd Krasnow – Kids2 Board and Winvention Advisory Board
o	Susan Pravda – Kids2 Board and R&L Advisory Board
o	Peter Handstein – Winvention Advisory Board
o	Andy Hung – Winvention Advisory Board
o	Julie Neitzel – R&L Board Advisor/ Family Office
o	Michelle Stroup – Family Office & Team Mgr.

25.	Where are all of Kids2’s offices globally?

●	We have four major global “hubs” that are offices and showrooms: Atlanta, Amsterdam, Shanghai and Hong Kong.
●	We also have several offices spread throughout the globe: Zhongshan (location of TFE our JV factory), JiuJiang (location of Winvention, our factory), Japan, Australia, Mexico, Canada, UK, Germany, Spain, Arkansas (for Walmart) and Minneapolis (for Target).

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Summer Infant, Inc. (the “Company”) will prepare and file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A and a proxy card, to be mailed to Company stockholders entitled to vote at the special meeting relating to the proposed transaction. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed or furnished by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, copies of the proxy statement and other relevant materials and documents filed by the Company with the SEC will also be available free of charge on the Investor Relations page of the Company’s website located at https://www.sumrbrands.com.

Participants in the Solicitation of Company Stockholders

The Company, Kids2, Inc. and their respective directors and executive officers, management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in its definitive proxy statement for its 2021 annual meeting of shareholders filed with the SEC on April 16, 2021. To the extent that holdings of the Company’s securities have changed since the amounts reflected in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation and their interests in the proposed transaction will be included in the proxy statement and other materials relating to the proposed transaction when they are filed with the SEC. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://www.sumrbrands.com.